Derivative Financial instruments	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Derivative Financial Instruments	DERIVATIVE FINANCIAL INSTRUMENTS
The Group recognizes all derivatives as financial instruments measured at fair value through profit or loss on the balance sheet. If specific conditions are met, a derivative may be designated as a hedge of specific financial exposures. The accounting for changes in fair value of a derivative depends on the intended use of the derivative and, if used in hedging activities, on its effectiveness as a hedge. In order to qualify for hedge accounting, the underlying hedged item must expose the Group to risks associated with market fluctuations and the financial instrument used must be designated as a hedge and reduce the Group’s exposure to market fluctuation throughout the hedge period.
In August 2018, the Group entered into interest rate swap agreements (the “IR Swaps”), which were qualified and designated as fair value hedges, swapping fixed-rate for variable-rate interest to hedge changes in the fair value of the 2023 Notes, 2025 Notes and 2028 Notes. These IR Swaps had a total notional value of US$5.50 billion and expired in August 2020.
For the year ended December 31, 2018, 2019 and 2020 the Group recorded US$9 million, US$23 million and US$53 million, respectively, as a reduction to interest expense related to the realized amount associated with the IR Swaps.
As at December 31, 2019, the total fair value of the IR Swaps was US$82 million. US$35 million was recorded as an asset in “Other assets, net” current with an equal corresponding adjustment recorded against the carrying value of the Senior Notes. The realized portion of IR Swaps of US$47 million was recorded as interest receivables in “Trade and other receivables and prepayments, net”. The fair value of the IR Swaps was estimated using level 2 inputs from recently reported market forecasts of interest rates. Gains and losses due to changes in fair value of the IR Swaps completely offset changes in the fair value of the hedged portion of the underlying debt; therefore, no gain or loss has been recognized due to hedge ineffectiveness.